Fees Summary	Jul. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 420,681,702.24
Previously Paid Amount	0
Total Fee Amount	56,724.58
Total Offset Amount	0
Net Fee	$ 56,724.58